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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Each of the undersigned hereby certifies, in his capacity as an officer of PeopleSoft, Inc. (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on his knowledge:

         o the Annual Report of the Company on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         o the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company


Dated:  March 27, 2003                    /s/ CRAIG A. CONWAY
                                          -------------------------------------
                                          Craig A. Conway
                                          President and Chief Executive Officer
                                          PeopleSoft, Inc.

                                          /s/ KEVIN T. PARKER
                                          -------------------------------------
                                          Kevin T. Parker
                                          Executive Vice President, Finance and
                                          Administration, Chief Financial
                                          Officer PeopleSoft, Inc.

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